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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported): AUGUST 25, 1997



                                   EVI, INC.
               (Exact name of registrant as specified in charter)



          DELAWARE                  1-13086                  04-2515019
(State of Incorporation)     (Commission File No.)         (I.R.S. Employer
                                                          Identification No.)



     5 POST OAK PARK, SUITE 1760,
          HOUSTON, TEXAS                                        77027-3415
(Address of Principal Executive Offices)                        (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                        Exhibit Index Appears on Page 4
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 25, 1997, EVI, Inc., a Delaware corporation (the "Company"), completed the acquisition (the "XLS Acquisition") of all of the capital stock of XLS Holding, Inc., a Texas corporation ("XLS"), pursuant to an Agreement and Plan of Merger dated as of July 16, 1997, as amended (the "Merger Agreement"). Under the terms of the Merger Agreement, the Company acquired XLS in exchange for the issuance of approximately 907,000 shares of the Company's common stock, $1.00 par value. The purchase price was determined through negotiations with XLS.

         XLS designs, manufactures and markets high performance connectors for marine applications, such as conductors, risers and offshore structural components. The Company intends to continue to operate the business of XLS and integrate XLS's operations with those of the Company's Grant Prideco tubular products division and to offer XLS' line of connectors in conjunction with the Company's own line of engineered connections and premium tubulars.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired.

         The financial statements of XLS required, if any, for this item will be filed, if required, by the Company by an amendment to this report as soon as practical, but not later than 60 days after this report must be filed.

         (b)     Pro Forma Financial Information.

         As of the date of this report, it is impracticable for the Company to provide the pro forma financial information required, if any, pursuant to
Article 11 of Regulation S-X with respect to the XLS Acquisition. Such pro forma financial information will be filed, if required, by the Company by an amendment to this report as soon as practical, but not later than 60 days after this report must be filed.

         (c)  Exhibits.

         2.1     -   Agreement and Plan of Merger dated as of July 16, 1997, as amended, by and among XLS Holding, Inc., a Texas corporation, EVI, Inc., a Delaware corporation, and GPXL, Inc., a Texas corporation.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  EVI, INC.




Dated: August 25, 1997                            /s/ JAMES G. KILEY
                                                  ------------------------------
                                                  James G. Kiley
                                                  Vice President and
                                                  Chief Financial Officer



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                               INDEX TO EXHIBITS


        Number                                             Exhibit
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
          2.1           Agreement and Plan  of Merger dated as of July 16, 1997,  as amended, by and among  XLS Holding,  Inc.,  a  Texas  corporation,  EVI,  Inc.,  a  Delaware corporation, and GPXL, Inc., a Texas corporation.



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